Exhibit 99.2

Investor Supplement
Second Quarter 2012
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 25.

Kemper Corporation
Investor Supplement
Second Quarter 2012

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
For Period Ended
Earned Premiums	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$1,059.0	$1,094.1
Net Investment Income	75.2	77.4	75.3	58.6	82.9	81.2	152.6	164.1
Net Investment Gains (Losses) and Other Income	3.9	4.6	1.5	(8.8)	16.7	14.0	8.5	30.7
Total Revenues	$608.9	$611.2	$613.3	$592.8	$647.7	$641.2	$1,220.1	$1,288.9

Consolidated Net Operating Income (Loss)[1]	$(0.8)	$33.4	$24.1	$7.1	$(20.2)	$36.1	$32.6	$15.9
Income (Loss) from Continuing Operations	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$37.9	$35.6
Net Income (Loss)	$2.3	$43.6	$24.3	$2.0	$(3.3)	$51.5	$45.9	$48.2

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$(0.01)	$0.56	$0.40	$0.12	$(0.33)	$0.59	$0.54	$0.26
Income (Loss) from Continuing Operations	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$0.63	$0.58
Net Income (Loss)	$0.04	$0.73	$0.40	$0.03	$(0.06)	$0.85	$0.77	$0.79
Diluted:
Consolidated Net Operating Income (Loss)[1]	$(0.01)	$0.55	$0.40	$0.12	$(0.33)	$0.59	$0.54	$0.26
Income (Loss) from Continuing Operations	$0.03	$0.60	$0.41	$0.01	$(0.16)	$0.73	$0.63	$0.58
Net Income (Loss)	$0.04	$0.72	$0.40	$0.03	$(0.06)	$0.84	$0.77	$0.79

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48

At Period End
Total Assets	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Insurance Reserves	$4,140.8	$4,119.2	$4,131.8	$4,158.1	$4,186.8	$4,169.4
Notes Payable	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Shareholders’ Equity Excluding Goodwill	$1,836.9	$1,820.0	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Common Shares Issued and Outstanding (In Millions)	59.000	59.723	60.249	60.456	60.460	60.453
Book Value Per Share[2]	$36.42	$35.69	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill[1,2]	$31.13	$30.47	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities[1,2]	$30.19	$30.40	$29.70	$29.80	$30.62	$31.01
Debt to Total Capitalization[2]	22.1%	22.3%	22.4%	24.1%	23.0%	23.2%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	3.4%	3.2%	3.6%	5.3%	7.0%	9.1%

[1] Non-GAAP Measure. See Page 24 for definition.
[2] See Capital Metrics for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Revenues:
Earned Premiums	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$1,059.0	$1,094.1
Net Investment Income	75.2	77.4	75.3	58.6	82.9	81.2	152.6	164.1
Other Income	0.2	0.2	0.2	0.4	0.2	0.2	0.4	0.4
Net Realized Gains (Losses) on Sales of Investments	4.1	4.9	5.9	(4.2)	17.8	14.2	9.0	32.0
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(0.4)	(0.5)	(4.7)	(5.0)	(1.3)	(0.4)	(0.9)	(1.7)
Portion of Losses Recognized in Other Comprehensive (Income) Loss	—	—	0.1	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(0.9)	(1.7)
Total Revenues	608.9	611.2	613.3	592.8	647.7	641.2	1,220.1	1,288.9
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	423.8	376.6	376.7	399.6	477.1	392.3	800.4	869.4
Insurance Expenses	167.7	162.4	170.1	176.8	170.6	166.1	330.1	336.7
Write-off of Intangibles Acquired	—	—	13.5	—	—	—	—	—
Interest and Other Expenses	20.9	21.8	21.9	21.4	20.9	19.7	42.7	40.6
Total Expenses	612.4	560.8	582.2	597.8	668.6	578.1	1,173.2	1,246.7
Income (Loss) from Continuing Operations before Income Taxes	(3.5)	50.4	31.1	(5.0)	(20.9)	63.1	46.9	42.2
Income Tax Benefit (Expense)	5.1	(14.1)	(6.1)	6.1	11.5	(18.1)	(9.0)	(6.6)
Income (Loss) from Continuing Operations	1.6	36.3	25.0	1.1	(9.4)	45.0	37.9	35.6
Discontinued Operations:
Income from Discontinued Operations before Income Taxes	1.0	12.3	0.2	0.6	9.3	9.4	13.3	18.7
Income Tax Benefit (Expense)	(0.3)	(5.0)	(0.9)	0.3	(3.2)	(2.9)	(5.3)	(6.1)
Income (Loss) from Discontinued Operations	0.7	7.3	(0.7)	0.9	6.1	6.5	8.0	12.6
Net Income (Loss)	$2.3	$43.6	$24.3	$2.0	$(3.3)	$51.5	$45.9	$48.2
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$0.63	$0.58
Diluted	$0.03	$0.60	$0.41	$0.01	$(0.16)	$0.73	$0.63	$0.58
Net Income (Loss) Per Unrestricted Share:
Basic	$0.04	$0.73	$0.40	$0.03	$(0.06)	$0.85	$0.77	$0.79
Diluted	$0.04	$0.72	$0.40	$0.03	$(0.06)	$0.84	$0.77	$0.79
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48
Weighted Average Unrestricted Common Shares Outstanding	59.197	59.866	60.113	60.141	60.119	60.678	59.531	60.398

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Assets:
Investments:
Fixed Maturities at Fair Value	$4,766.7	$4,787.7	$4,773.4	$4,782.4	$4,573.2	$4,491.9
Equity Securities at Fair Value	470.2	429.6	397.3	360.8	503.0	511.7
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	283.9	311.7	306.3	305.0	325.3	326.0
Short-term Investments at Cost	272.7	364.2	247.4	120.9	274.5	415.8
Other Investments	500.3	499.0	498.3	495.2	497.2	496.0
Total Investments	6,293.8	6,392.2	6,222.7	6,064.3	6,173.2	6,241.4
Cash	249.5	128.7	251.2	471.0	123.8	77.5
Receivable from Policyholders	374.7	378.4	379.2	390.4	381.7	387.6
Other Receivables	207.0	210.5	218.7	214.0	442.8	510.4
Deferred Policy Acquisition Costs	303.5	297.9	294.0	296.5	294.4	289.8
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	9.8	—	6.4	38.7	76.1	53.2
Other Assets	256.7	250.9	250.7	261.1	264.6	265.3
Total Assets	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,130.6	$3,117.8	$3,102.7	$3,094.5	$3,085.6	$3,073.6
Property and Casualty	1,010.2	1,001.4	1,029.1	1,063.6	1,101.2	1,095.8
Total Insurance Reserves	4,140.8	4,119.2	4,131.8	4,158.1	4,186.8	4,169.4
Certificates of Deposits at Cost	—	—	—	—	—	172.7
Unearned Premiums	665.5	668.3	666.2	687.1	675.6	680.4
Liabilities for Income Taxes	24.7	18.2	6.2	14.9	7.4	8.6
Notes Payable at Amortized Cost	611.0	610.8	610.6	675.4	610.2	610.0
Accrued Expenses and Other Liabilities	416.1	422.1	403.3	390.7	548.0	472.4
Total Liabilities	5,858.1	5,838.6	5,818.1	5,926.2	6,028.0	6,113.5
Shareholders’ Equity:
Common Stock	5.9	6.0	6.0	6.1	6.0	6.0
Paid-in Capital	729.7	737.5	743.9	745.4	744.2	743.3
Retained Earnings	1,101.6	1,126.2	1,108.7	1,102.0	1,114.7	1,132.6
Accumulated Other Comprehensive Income	311.5	262.1	258.0	268.1	175.5	141.6
Total Shareholders’ Equity	2,148.7	2,131.8	2,116.6	2,121.6	2,040.4	2,023.5
Total Liabilities and Shareholders’ Equity	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Book Value Per Share
Numerator
Shareholders’ Equity	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,836.9	$1,820.0	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Shareholders’ Equity	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Unrealized Gains and Losses on Fixed Maturities	(367.4)	(316.3)	(327.4)	(319.8)	(189.4)	(149.0)
Shareholders’ Equity Excluding Unrealized on Fixed Maturities	$1,781.3	$1,815.5	$1,789.2	$1,801.8	$1,851.0	$1,874.5
Denominator
Common Shares Issued and Outstanding	59.000	59.723	60.249	60.456	60.460	60.453
Book Value Per Share	$36.42	$35.69	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill	$31.13	$30.47	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities	$30.19	$30.40	$29.70	$29.80	$30.62	$31.01

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$72.2	$66.6	$74.5	$110.2	$142.5	$182.1
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,111.8	$2,086.8	$2,065.0	$2,064.3	$2,036.4	$2,006.9
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	3.4%	3.2%	3.6%	5.3%	7.0%	9.1%

Debt and Total Capitalization
Debt	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	2,148.7	2,131.8	2,116.6	2,121.6	2,040.4	2,023.5
Total Capitalization	$2,759.7	$2,742.6	$2,727.2	$2,797.0	$2,650.6	$2,633.5
Ratio of Debt to Shareholders’ Equity	28.4%	28.7%	28.8%	31.8%	29.9%	30.1%
Ratio of Debt to Total Capitalization	22.1%	22.3%	22.4%	24.1%	23.0%	23.2%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$163.2	$188.9	$217.0	$37.6	$47.6	$84.2
Borrowings Available Under Credit Agreement	325.0	325.0	245.0	180.0	245.0	245.0
Parent Company Liquidity	$488.2	$513.9	$462.0	$217.6	$292.6	$329.2

Capital Returned to Shareholders
Common Stock Repurchased	$21.5	$19.2	$5.7	$—	$—	$21.7
Cash Dividends Paid	14.3	14.5	14.5	14.5	14.5	14.7
Total Capital Returned to Shareholders	$35.8	$33.7	$20.2	$14.5	$14.5	$36.4

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$65.0	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	357.1	356.9	356.8	356.7	356.5	356.4
6.00% Senior Notes due November 30, 2015	248.3	248.3	248.2	248.1	248.0	247.9
Mortgage Note Payable at Amortized Cost	5.6	5.6	5.6	5.6	5.7	5.7
Notes Payable at Amortized Cost	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars In Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Revenues:
Kemper Preferred:
Earned Premiums	$218.0	$215.0	$217.0	$216.5	$214.4	$211.9	$433.0	$426.3
Net Investment Income	11.9	10.9	11.0	8.2	15.4	14.2	22.8	29.6
Other Income	0.1	0.1	0.1	0.1	—	0.1	0.2	0.1
Total Kemper Preferred	230.0	226.0	228.1	224.8	229.8	226.2	456.0	456.0
Kemper Specialty:
Earned Premiums	106.6	106.8	108.5	111.0	113.3	112.4	213.4	225.7
Net Investment Income	4.7	5.2	5.3	3.7	7.2	6.6	9.9	13.8
Other Income	0.1	—	0.1	0.2	0.1	0.1	0.1	0.2
Total Kemper Specialty	111.4	112.0	113.9	114.9	120.6	119.1	223.4	239.7
Kemper Direct:
Earned Premiums	43.9	47.0	50.9	54.4	57.5	59.9	90.9	117.4
Net Investment Income	3.7	3.6	3.8	2.8	5.5	5.3	7.3	10.8
Other Income	—	—	—	0.1	—	—	—	—
Total Kemper Direct	47.6	50.6	54.7	57.3	63.0	65.2	98.2	128.2
Life and Health Insurance:
Earned Premiums	161.3	160.4	160.1	161.1	162.9	161.8	321.7	324.7
Net Investment Income	49.7	55.7	53.2	42.5	52.1	52.7	105.4	104.8
Other Income	—	0.1	—	—	0.1	—	0.1	0.1
Total Life and Health Insurance	211.0	216.2	213.3	203.6	215.1	214.5	427.2	429.6
Total Segment Revenues	600.0	604.8	610.0	600.6	628.5	625.0	1,204.8	1,253.5
Net Realized Gains (Losses) on Sales of Investments	4.1	4.9	5.9	(4.2)	17.8	14.2	9.0	32.0
Net Impairment Losses Recognized in Earnings	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(0.9)	(1.7)
Other	5.2	2.0	2.0	1.4	2.7	2.4	7.2	5.1
Total Revenues	$608.9	$611.2	$613.3	$592.8	$647.7	$641.2	$1,220.1	$1,288.9

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Segment Operating Profit (Loss):
Kemper Preferred	$(19.1)	$13.1	$15.9	$(16.1)	$(54.5)	$14.1	$(6.0)	$(40.4)
Kemper Specialty	(5.6)	4.9	5.3	7.1	6.4	5.4	(0.7)	11.8
Kemper Direct	(5.5)	(3.0)	(27.6)	(3.8)	(8.3)	(7.5)	(8.5)	(15.8)
Life and Health	30.3	43.0	47.7	29.9	28.2	46.5	73.3	74.7
Total Segment Operating Profit (Loss)	0.1	58.0	41.3	17.1	(28.2)	58.5	58.1	30.3
Corporate and Other Operating Loss	(7.3)	(12.0)	(11.5)	(12.9)	(9.2)	(9.2)	(19.3)	(18.4)
Total Operating Profit (Loss)	(7.2)	46.0	29.8	4.2	(37.4)	49.3	38.8	11.9
Net Realized Gains (Losses) on Sales of Investments	4.1	4.9	5.9	(4.2)	17.8	14.2	9.0	32.0
Net Impairment Losses Recognized in Earnings	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(0.9)	(1.7)
Income (Loss) from Continuing Operations before Income Taxes	$(3.5)	$50.4	$31.1	$(5.0)	$(20.9)	$63.1	$46.9	$42.2
Segment Net Operating Income (Loss):
Kemper Preferred	$(10.3)	$10.4	$12.7	$(8.3)	$(33.3)	$11.3	$0.1	$(22.0)
Kemper Specialty	(2.8)	4.1	4.4	5.7	5.3	4.4	1.3	9.7
Kemper Direct	(2.9)	(1.3)	(17.1)	(1.7)	(4.8)	(3.9)	(4.2)	(8.7)
Life and Health	19.5	27.8	31.2	19.7	18.0	30.0	47.3	48.0
Total Segment Net Operating Income (Loss)	3.5	41.0	31.2	15.4	(14.8)	41.8	44.5	27.0
Corporate and Other Net Operating Loss	(4.3)	(7.6)	(7.1)	(8.3)	(5.4)	(5.7)	(11.9)	(11.1)
Consolidated Operating Income (Loss)	(0.8)	33.4	24.1	7.1	(20.2)	36.1	32.6	15.9
Unallocated Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	2.7	3.2	3.9	(2.7)	11.5	9.2	5.9	20.7
Net Impairment Losses Recognized in Earnings	(0.3)	(0.3)	(3.0)	(3.3)	(0.7)	(0.3)	(0.6)	(1.0)
Income (Loss) from Continuing Operations	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$37.9	$35.6

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Earned Premiums by Product:
Life	$99.1	$98.5	$98.0	$98.0	$99.7	$99.4	$197.6	$199.1
Accident and Health	41.4	41.5	41.7	41.9	41.5	41.2	82.9	82.7
Property and Casualty:
Personal Lines:
Automobile	265.6	267.7	274.7	281.4	286.2	287.1	533.3	573.3
Homeowners	78.7	77.1	77.7	76.6	75.7	74.1	155.8	149.8
Other Personal	34.5	34.2	34.2	35.0	35.1	34.4	68.7	69.5
Total Personal Lines	378.8	379.0	386.6	393.0	397.0	395.6	757.8	792.6
Commercial Automobile	10.5	10.2	10.2	10.1	9.9	9.8	20.7	19.7
Total Earned Premiums	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$1,059.0	$1,094.1
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liability Companies	$0.8	$1.4	$0.8	$(2.1)	$5.4	$3.9	$2.2	$9.3
All Other Net Investment Income	11.1	9.5	10.2	10.3	10.0	10.3	20.6	20.3
Net Investment Income	11.9	10.9	11.0	8.2	15.4	14.2	22.8	29.6
Kemper Specialty:
Equity Method Limited Liability Companies	0.3	0.6	0.4	(1.0)	2.5	1.8	0.9	4.3
All Other Net Investment Income	4.4	4.6	4.9	4.7	4.7	4.8	9.0	9.5
Net Investment Income	4.7	5.2	5.3	3.7	7.2	6.6	9.9	13.8
Kemper Direct:
Equity Method Limited Liability Companies	0.2	0.5	0.3	(0.8)	2.0	1.4	0.7	3.4
All Other Net Investment Income	3.5	3.1	3.5	3.6	3.5	3.9	6.6	7.4
Net Investment Income	3.7	3.6	3.8	2.8	5.5	5.3	7.3	10.8
Life and Health Insurance:
Equity Method Limited Liability Companies	(0.3)	3.9	0.8	(9.3)	—	2.2	3.6	2.2
All Other Net Investment Income	50.0	51.8	52.4	51.8	52.1	50.5	101.8	102.6
Net Investment Income	49.7	55.7	53.2	42.5	52.1	52.7	105.4	104.8
Total Segment Net Investment Income	70.0	75.4	73.3	57.2	80.2	78.8	145.4	159.0
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	0.1	0.3	0.1	(0.5)	1.0	0.7	0.4	1.7
All Other Net Investment Income	5.1	1.7	1.9	1.9	1.7	1.7	6.8	3.4
Unallocated Net Investment Income	5.2	2.0	2.0	1.4	2.7	2.4	7.2	5.1
Net Investment Income	$75.2	$77.4	$75.3	$58.6	$82.9	$81.2	$152.6	$164.1

Kemper Corporation Catastrophe Frequency and Severity (Unaudited)

CATASTROPHE LOSSES AND LAE
	Six Months Ended Jun 30, 2012				Six Months Ended Jun 30, 2011
	Consolidated		Combined P&C		Consolidated			Combined P&C
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events		Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	12	$12.6	12	$12.0	13	—	$17.5	13	$16.7
$5 - $10	6	41.2	6	38.5	2		16.6	2	15.2
$10 - $15	1	13.4	1	11.0	1		10.8	2	25.3
$15 - $20	—	—	—	—	2		37.1	1	15.1
Greater Than $25	—	—	—	—	1		32.0	1	31.6
Total	19	$67.2	19	$61.5	19		$114.0	19	$103.9

SEGMENT CATASTROPHE LOSSES AND LAE
	Six Months Ended Jun 30, 2012
	Kemper Preferred		Kemper Specialty		Kemper Direct			Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events		Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	15	$27.8	13	$3.8	19		$4.4	12	$5.7
$5 - $10	3	25.5	—	—	—		—	—	—
$10 - $15	—	—	—	—	—		—	—	—
Greater Than $25	—	—	—	—	—		—	—	—
Total	18	$53.3	13	$3.8	19		$4.4	12	$5.7

	Six Months Ended Jun 30, 2011
	Kemper Preferred		Kemper Specialty		Kemper Direct			Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events		Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	13	$15.8	14	$3.0	17		$4.0	18	$10.1
$5 - $10	2	14.6	—	—	—		—	—	—
$10 - $15	3	35.2	—	—	—		—	—	—
Greater Than $25	1	31.3	—	—	—		—	—	—
Total	19	$96.9	14	$3.0	17		$4.0	18	$10.1

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Results of Operations
Net Premiums Written	$367.3	$368.6	$356.7	$394.6	$381.1	$383.6	$735.9	$764.7
Earned Premiums:
Personal:
Automobile	$265.6	$267.7	$274.7	$281.4	$286.2	$287.1	$533.3	$573.3
Homeowners	78.7	77.1	77.7	76.6	75.7	74.1	155.8	149.8
Other Personal	13.7	13.8	13.8	13.8	13.4	13.2	27.5	26.6
Total Personal	358.0	358.6	366.2	371.8	375.3	374.4	716.6	749.7
Commercial Automobile	10.5	10.2	10.2	10.1	9.9	9.8	20.7	19.7
Total Earned Premiums	368.5	368.8	376.4	381.9	385.2	384.2	737.3	769.4
Net Investment Income	20.3	19.7	20.1	14.7	28.1	26.1	40.0	54.2
Other Income	0.2	0.1	0.2	0.4	0.1	0.2	0.3	0.3
Total Revenues	389.0	388.6	396.7	397.0	413.4	410.5	777.6	823.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	276.7	271.0	285.4	280.6	281.2	290.6	547.7	571.8
Catastrophe Losses and LAE	50.8	10.7	7.0	43.8	94.7	9.2	61.5	103.9
Prior Years:
Non-catastrophe Losses and LAE	(2.4)	(5.5)	(2.6)	(16.4)	(5.4)	(3.1)	(7.9)	(8.5)
Catastrophe Losses and LAE	(4.2)	(0.2)	(1.6)	(1.5)	(1.9)	0.1	(4.4)	(1.8)
Total Incurred Losses and LAE	320.9	276.0	288.2	306.5	368.6	296.8	596.9	665.4
Insurance Expenses	98.3	97.6	101.4	103.3	101.2	101.7	195.9	202.9
Write-off of Other Intangible Assets Acquired	—	—	13.5	—	—	—	—	—
Operating Profit (Loss)	(30.2)	15.0	(6.4)	(12.8)	(56.4)	12.0	(15.2)	(44.4)
Income Tax Benefit (Expense)	14.2	(1.8)	6.4	8.5	23.6	(0.2)	12.4	23.4
Segment Net Operating Income (Loss)	$(16.0)	$13.2	$—	$(4.3)	$(32.8)	$11.8	$(2.8)	$(21.0)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	73.5%	75.8%	73.5%	73.0%	75.7%	74.4%	74.3%
Current Year Catastrophe Losses and LAE Ratio	13.8	2.9	1.9	11.5	24.6	2.4	8.3	13.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(1.5)	(0.7)	(4.3)	(1.4)	(0.8)	(1.1)	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.1)	(0.4)	(0.4)	(0.5)	—	(0.6)	(0.2)
Total Incurred Loss and LAE Ratio	87.1	74.8	76.6	80.3	95.7	77.3	81.0	86.5
Incurred Expense Ratio	26.7	26.5	30.5	27.0	26.3	26.5	26.6	26.4
Combined Ratio	113.8%	101.3%	107.1%	107.3%	122.0%	103.8%	107.6%	112.9%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	73.5%	75.8%	73.5%	73.0%	75.7%	74.4%	74.3%
Incurred Expense Ratio	26.7	26.5	30.5	27.0	26.3	26.5	26.6	26.4
Underlying Combined Ratio	101.8%	100.0%	106.3%	100.5%	99.3%	102.2%	101.0%	100.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	101.8%	100.0%	106.3%	100.5%	99.3%	102.2%	101.0%	100.7%
Current Year Catastrophe Losses and LAE Ratio	13.8	2.9	1.9	11.5	24.6	2.4	8.3	13.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(1.5)	(0.7)	(4.3)	(1.4)	(0.8)	(1.1)	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.1)	(0.4)	(0.4)	(0.5)	—	(0.6)	(0.2)
Combined Ratio as Reported	113.8%	101.3%	107.1%	107.3%	122.0%	103.8%	107.6%	112.9%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Results of Operations
Net Premiums Written	$233.0	$207.0	$211.2	$233.3	$224.7	$199.6	$440.0	$424.3
Earned Premiums:
Automobile	$128.0	$126.6	$127.9	$128.5	$127.6	$126.9	$254.6	$254.5
Homeowners	76.3	74.7	75.3	74.3	73.4	71.9	151.0	145.3
Other Personal	13.7	13.7	13.8	13.7	13.4	13.1	27.4	26.5
Total Earned Premiums	218.0	215.0	217.0	216.5	214.4	211.9	433.0	426.3
Net Investment Income	11.9	10.9	11.0	8.2	15.4	14.2	22.8	29.6
Other Income	0.1	0.1	0.1	0.1	—	0.1	0.2	0.1
Total Revenues	230.0	226.0	228.1	224.8	229.8	226.2	456.0	456.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	149.8	145.0	148.8	148.9	141.4	145.5	294.8	286.9
Catastrophe Losses and LAE	44.8	8.5	6.4	40.9	87.9	9.0	53.3	96.9
Prior Years:
Non-catastrophe Losses and LAE	(1.7)	(0.6)	(2.0)	(7.9)	(2.6)	(1.1)	(2.3)	(3.7)
Catastrophe Losses and LAE	(4.1)	(0.3)	(1.7)	(1.5)	(2.0)	(0.3)	(4.4)	(2.3)
Total Incurred Losses and LAE	188.8	152.6	151.5	180.4	224.7	153.1	341.4	377.8
Insurance Expenses	60.3	60.3	60.7	60.5	59.6	59.0	120.6	118.6
Operating Profit (Loss)	(19.1)	13.1	15.9	(16.1)	(54.5)	14.1	(6.0)	(40.4)
Income Tax Benefit (Expense)	8.8	(2.7)	(3.2)	7.8	21.2	(2.8)	6.1	18.4
Segment Net Operating Income (Loss)	$(10.3)	$10.4	$12.7	$(8.3)	$(33.3)	$11.3	$0.1	$(22.0)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.4%	68.6%	68.7%	65.9%	68.7%	68.0%	67.3%
Current Year Catastrophe Losses and LAE Ratio	20.6	4.0	2.9	18.9	41.0	4.2	12.3	22.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(0.3)	(0.9)	(3.6)	(1.2)	(0.5)	(0.5)	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	(0.1)	(0.8)	(0.7)	(0.9)	(0.1)	(1.0)	(0.5)
Total Incurred Loss and LAE Ratio	86.6	71.0	69.8	83.3	104.8	72.3	78.8	88.6
Incurred Expense Ratio	27.7	28.0	28.0	27.9	27.8	27.8	27.9	27.8
Combined Ratio	114.3%	99.0%	97.8%	111.2%	132.6%	100.1%	106.7%	116.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.4%	68.6%	68.7%	65.9%	68.7%	68.0%	67.3%
Incurred Expense Ratio	27.7	28.0	28.0	27.9	27.8	27.8	27.9	27.8
Underlying Combined Ratio	96.4%	95.4%	96.6%	96.6%	93.7%	96.5%	95.9%	95.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	96.4%	95.4%	96.6%	96.6%	93.7%	96.5%	95.9%	95.1%
Current Year Catastrophe Losses and LAE Ratio	20.6	4.0	2.9	18.9	41.0	4.2	12.3	22.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(0.3)	(0.9)	(3.6)	(1.2)	(0.5)	(0.5)	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	(0.1)	(0.8)	(0.7)	(0.9)	(0.1)	(1.0)	(0.5)
Combined Ratio as Reported	114.3%	99.0%	97.8%	111.2%	132.6%	100.1%	106.7%	116.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Automobile	$272.3	$273.2	$274.7	$268.5	$275.0	$277.3
Homeowners	124.0	106.6	106.2	127.5	131.2	101.0
Other Personal	38.4	36.0	35.3	37.2	38.4	37.6
Insurance Reserves	$434.7	$415.8	$416.2	$433.2	$444.6	$415.9
Insurance Reserves:
Loss Reserves:
Case	$265.6	$260.3	$259.0	$268.6	$271.3	$263.6
Incurred but Not Reported	107.0	92.7	92.9	97.5	103.7	82.6
Total Loss Reserves	372.6	353.0	351.9	366.1	375.0	346.2
LAE Reserves	62.1	62.8	64.3	67.1	69.6	69.7
Insurance Reserves	$434.7	$415.8	$416.2	$433.2	$444.6	$415.9

Kemper Corporation Kemper Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Results of Operations
Net Premiums Written	$98.6	$117.7	$100.0	$109.3	$105.8	$123.1	$216.3	$228.9
Earned Premiums:
Personal Automobile	$96.1	$96.6	$98.3	$100.9	$103.4	$102.6	$192.7	$206.0
Commercial Automobile	10.5	10.2	10.2	10.1	9.9	9.8	20.7	19.7
Total Earned Premiums	106.6	106.8	108.5	111.0	113.3	112.4	213.4	225.7
Net Investment Income	4.7	5.2	5.3	3.7	7.2	6.6	9.9	13.8
Other Income	0.1	—	0.1	0.2	0.1	0.1	0.1	0.2
Total Revenues	111.4	112.0	113.9	114.9	120.6	119.1	223.4	239.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	89.0	86.2	87.5	86.8	91.3	92.8	175.2	184.1
Catastrophe Losses and LAE	3.7	0.1	0.1	0.7	2.9	0.1	3.8	3.0
Prior Years:
Non-catastrophe Losses and LAE	1.4	(1.0)	(2.5)	(3.2)	(1.9)	(1.9)	0.4	(3.8)
Catastrophe Losses and LAE	—	0.1	—	—	—	0.1	0.1	0.1
Total Incurred Losses and LAE	94.1	85.4	85.1	84.3	92.3	91.1	179.5	183.4
Insurance Expenses	22.9	21.7	23.5	23.5	21.9	22.6	44.6	44.5
Operating Profit (Loss)	(5.6)	4.9	5.3	7.1	6.4	5.4	(0.7)	11.8
Income Tax Benefit (Expense)	2.8	(0.8)	(0.9)	(1.4)	(1.1)	(1.0)	2.0	(2.1)
Segment Net Operating Income (Loss)	$(2.8)	$4.1	$4.4	$5.7	$5.3	$4.4	$1.3	$9.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	83.5%	80.7%	80.6%	78.2%	80.6%	82.5%	82.1%	81.7%
Current Year Catastrophe Losses and LAE Ratio	3.5	0.1	0.1	0.6	2.6	0.1	1.8	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	(0.9)	(2.3)	(2.9)	(1.7)	(1.7)	0.2	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	88.3	80.0	78.4	75.9	81.5	81.0	84.1	81.3
Incurred Expense Ratio	21.5	20.3	21.7	21.2	19.3	20.1	20.9	19.7
Combined Ratio	109.8%	100.3%	100.1%	97.1%	100.8%	101.1%	105.0%	101.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	83.5%	80.7%	80.6%	78.2%	80.6%	82.5%	82.1%	81.7%
Incurred Expense Ratio	21.5	20.3	21.7	21.2	19.3	20.1	20.9	19.7
Underlying Combined Ratio	105.0%	101.0%	102.3%	99.4%	99.9%	102.6%	103.0%	101.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	105.0%	101.0%	102.3%	99.4%	99.9%	102.6%	103.0%	101.4%
Current Year Catastrophe Losses and LAE Ratio	3.5	0.1	0.1	0.6	2.6	0.1	1.8	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	(0.9)	(2.3)	(2.9)	(1.7)	(1.7)	0.2	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	109.8%	100.3%	100.1%	97.1%	100.8%	101.1%	105.0%	101.0%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Personal Automobile	$171.6	$165.2	$166.6	$169.6	$176.1	$179.7
Commercial Automobile	43.2	46.7	51.5	54.4	55.6	58.7
Other	7.5	7.6	7.8	7.9	8.1	8.3
Insurance Reserves	$222.3	$219.5	$225.9	$231.9	$239.8	$246.7
Insurance Reserves:
Loss Reserves:
Case	$134.7	$131.0	$135.1	$137.9	$143.6	$147.3
Incurred but Not Reported	47.3	47.2	47.7	48.9	60.8	63.1
Total Loss Reserves	182.0	178.2	182.8	186.8	204.4	210.4
LAE Reserves	40.3	41.3	43.1	45.1	35.4	36.3
Insurance Reserves	$222.3	$219.5	$225.9	$231.9	$239.8	$246.7

Kemper Corporation Kemper Direct (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Results of Operations
Net premiums written	$35.7	$43.9	$45.5	$52.0	$50.6	$60.9	$79.6	$111.5
Earned Premiums:
Automobile	$41.5	$44.5	$48.5	$52.0	$55.2	$57.6	$86.0	$112.8
Homeowners	2.4	2.4	2.4	2.3	2.3	2.2	4.8	4.5
Other Personal	—	0.1	—	0.1	—	0.1	0.1	0.1
Total Earned Premiums	43.9	47.0	50.9	54.4	57.5	59.9	90.9	117.4
Net Investment Income	3.7	3.6	3.8	2.8	5.5	5.3	7.3	10.8
Other Income	—	—	—	0.1	—	—	—	—
Total Revenues	47.6	50.6	54.7	57.3	63.0	65.2	98.2	128.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	37.9	39.8	49.1	44.9	48.5	52.3	77.7	100.8
Catastrophe Losses and LAE	2.3	2.1	0.5	2.2	3.9	0.1	4.4	4.0
Prior Years:
Non-catastrophe Losses and LAE	(2.1)	(3.9)	1.9	(5.3)	(0.9)	(0.1)	(6.0)	(1.0)
Catastrophe Losses and LAE	(0.1)	—	0.1	—	0.1	0.3	(0.1)	0.4
Total Incurred Losses and LAE	38.0	38.0	51.6	41.8	51.6	52.6	76.0	104.2
Insurance Expenses	15.1	15.6	17.2	19.3	19.7	20.1	30.7	39.8
Write-off of Other Intangible Assets Acquired	—	—	13.5	—	—	—	—	—
Operating Loss	(5.5)	(3.0)	(27.6)	(3.8)	(8.3)	(7.5)	(8.5)	(15.8)
Income Tax Benefit	2.6	1.7	10.5	2.1	3.5	3.6	4.3	7.1
Segment Net Operating Loss	$(2.9)	$(1.3)	$(17.1)	$(1.7)	$(4.8)	$(3.9)	$(4.2)	$(8.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.4%	84.7%	96.5%	82.5%	84.3%	87.3%	85.5%	86.0%
Current Year Catastrophe Losses and LAE Ratio	5.2	4.5	1.0	4.0	6.8	0.2	4.8	3.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.8)	(8.3)	3.7	(9.7)	(1.6)	(0.2)	(6.6)	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	—	0.2	—	0.2	0.5	(0.1)	0.3
Total Incurred Loss and LAE Ratio	86.6	80.9	101.4	76.8	89.7	87.8	83.6	88.8
Incurred Expense Ratio	34.4	33.2	60.3	35.5	34.3	33.6	33.8	33.9
Combined Ratio	121.0%	114.1%	161.7%	112.3%	124.0%	121.4%	117.4%	122.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.4%	84.7%	96.5%	82.5%	84.3%	87.3%	85.5%	86.0%
Incurred Expense Ratio	34.4	33.2	60.3	35.5	34.3	33.6	33.8	33.9
Underlying Combined Ratio	120.8%	117.9%	156.8%	118.0%	118.6%	120.9%	119.3%	119.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	120.8%	117.9%	156.8%	118.0%	118.6%	120.9%	119.3%	119.9%
Current Year Catastrophe Losses and LAE Ratio	5.2	4.5	1.0	4.0	6.8	0.2	4.8	3.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.8)	(8.3)	3.7	(9.7)	(1.6)	(0.2)	(6.6)	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	—	0.2	—	0.2	0.5	(0.1)	0.3
Combined Ratio as Reported	121.0%	114.1%	161.7%	112.3%	124.0%	121.4%	117.4%	122.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Automobile	$200.8	$208.1	$216.5	$213.3	$223.0	$230.5
Homeowners	4.9	5.1	4.8	5.1	5.8	5.4
Other Personal	2.7	2.7	2.6	2.7	2.7	2.5
Insurance Reserves	$208.4	$215.9	$223.9	$221.1	$231.5	$238.4
Insurance Reserves:
Loss Reserves:
Case	$131.5	$137.0	$140.9	$147.2	$146.4	$150.8
Incurred but Not Reported	50.5	51.5	54.0	44.5	53.5	54.9
Total Loss Reserves	182.0	188.5	194.9	191.7	199.9	205.7
LAE Reserves	26.4	27.4	29.0	29.4	31.6	32.7
Insurance Reserves	$208.4	$215.9	$223.9	$221.1	$231.5	$238.4

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Results of Operations
Earned Premiums:
Life	$99.1	$98.5	$98.0	$98.0	$99.7	$99.4	$197.6	$199.1
Accident and Health	41.4	41.5	41.7	41.9	41.5	41.2	82.9	82.7
Property	20.8	20.4	20.4	21.2	21.7	21.2	41.2	42.9
Total Earned Premiums	161.3	160.4	160.1	161.1	162.9	161.8	321.7	324.7
Net Investment Income	49.7	55.7	53.2	42.5	52.1	52.7	105.4	104.8
Other Income	—	0.1	—	—	0.1	—	0.1	0.1
Total Revenues	211.0	216.2	213.3	203.6	215.1	214.5	427.2	429.6
Policyholders’ Benefits and Incurred Losses and LAE	102.9	100.6	88.5	93.0	108.6	95.5	203.5	204.1
Insurance Expenses	77.8	72.6	77.1	80.7	78.3	72.5	150.4	150.8
Operating Profit	30.3	43.0	47.7	29.9	28.2	46.5	73.3	74.7
Income Tax Expense	(10.8)	(15.2)	(16.5)	(10.2)	(10.2)	(16.5)	(26.0)	(26.7)
Segment Net Operating Income	$19.5	$27.8	$31.2	$19.7	$18.0	$30.0	$47.3	$48.0

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Future Policyholder Benefits	$3,078.1	$3,062.7	$3,046.8	$3,039.8	$3,029.2	$3,014.7
Incurred Losses and LAE Reserves:
Life	30.7	32.7	33.8	32.9	34.3	36.0
Accident and Health	21.8	22.4	22.1	21.7	22.1	22.9
Property	10.1	8.0	8.3	12.0	18.1	16.9
Total Incurred Losses and LAE Reserves	62.6	63.1	64.2	66.6	74.5	75.8
Insurance Reserves	$3,140.7	$3,125.8	$3,111.0	$3,106.4	$3,103.7	$3,090.5

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended						Six Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Net Investment Income
Interest and Dividends on Fixed Maturities	$63.8	$62.2	$62.8	$61.8	$62.0	$60.0	$126.0	$122.0
Dividends on Equity Securities	6.2	5.2	6.0	6.0	6.1	7.1	11.4	13.2
Short-term Investments	0.1	—	—	—	—	0.1	0.1	0.1
Loans to Policyholders	4.6	4.7	4.6	4.4	4.3	4.4	9.3	8.7
Real Estate	6.6	6.4	6.6	6.7	6.3	6.4	13.0	12.7
Equity Method Limited Liability Investments	1.1	6.7	2.4	(13.7)	10.9	10.0	7.8	20.9
Other	0.1	—	0.2	—	0.1	—	0.1	0.1
Total Investment Income	82.5	85.2	82.6	65.2	89.7	88.0	167.7	177.7
Investment Expenses:
Real Estate	6.1	6.3	6.9	6.2	6.4	6.4	12.4	12.8
Other Investment Expenses	1.2	1.5	0.4	0.4	0.4	0.4	2.7	0.8
Total Investment Expenses	7.3	7.8	7.3	6.6	6.8	6.8	15.1	13.6
Net Investment Income	$75.2	$77.4	$75.3	$58.6	$82.9	$81.2	$152.6	$164.1
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$4.1	$0.4	$1.3	$7.1	$3.0	$2.8	$4.5	$5.8
Losses on Sales	—	—	—	—	(0.1)	—	—	(0.1)
Equity Securities:
Gains on Sales	0.5	4.1	4.8	2.8	15.2	11.2	4.6	26.4
Losses on Sales	(0.2)	—	—	(13.4)	(0.1)	—	(0.2)	(0.1)
Real Estate:
Gains on Sales	—	—	—	—	—	0.1	—	0.1
Other Investments:
Losses on Sales	—	—	(0.1)	—	—	—	—	—
Trading Securities Net Gains (Losses)	(0.3)	0.4	(0.1)	(0.7)	(0.2)	0.1	0.1	(0.1)
Net Realized Gains (Losses) on Sales of Investments	$4.1	$4.9	$5.9	$(4.2)	$17.8	$14.2	$9.0	$32.0
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.4)	$—	$(2.2)	$—	$—	$—	$(0.4)	$—
Equity Securities	—	(0.5)	(0.1)	(0.1)	(1.3)	(0.4)	(0.5)	(1.7)
Real Estate	—	—	(2.3)	(4.9)	—	—	—	—
Net Impairment Losses Recognized in Earnings	$(0.4)	$(0.5)	$(4.6)	$(5.0)	$(1.3)	$(0.4)	$(0.9)	$(1.7)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Jun 30, 2012		Dec 31, 2011		Dec 31, 2010
	Carrying Value	Percent of Total Investments[1]	Carrying Value	Percent of Total Investments[1]	Carrying Value	Percent of Total Investments[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$455.8	7.2%	$491.7	7.9%	$536.9	8.6%
States and Political Subdivisions	1,779.8	28.3	1,852.6	29.8	1,792.8	28.7
Corporate Securities:
Bonds and Notes	2,447.3	38.9	2,342.3	37.6	2,049.0	32.8
Redeemable Preferred Stocks	79.1	1.3	81.7	1.3	88.3	1.4
Mortgage and Asset-backed	4.7	0.1	5.1	0.1	8.3	0.1
Total Fixed Maturities Reported at Fair Value	4,766.7	75.7	4,773.4	76.7	4,475.3	71.6
Equity Securities Reported at Fair Value:
Preferred Stocks	105.2	1.7	107.2	1.7	125.1	2.0
Common Stocks:
Intermec	—	—	—	—	137.5	2.2
Other Equities	156.9	2.5	130.4	2.1	133.4	2.1
Other Equity Interests:
Exchange Traded Funds	98.2	1.6	66.6	1.1	79.2	1.3
Limited Liability Companies and Limited Partnerships	109.9	1.7	93.1	1.5	75.2	1.2
Total Equity Securities Reported at Fair Value	470.2	7.5	397.3	6.4	550.4	8.8
Equity Method Limited Liability Investments	283.9	4.5	306.3	4.9	328.0	5.2
Short-term Investments at Cost which Approximates Fair Value	272.7	4.3	247.4	4.0	402.9	6.4
Other Investments:
Loans to Policyholders at Unpaid Principal	258.1	4.1	253.9	4.1	238.4	3.8
Real Estate at Depreciated Cost	237.3	3.8	239.4	3.8	249.9	4.0
Trading Securities at Fair Value	4.3	0.1	4.4	0.1	5.1	0.1
Other	0.6	—	0.6	—	0.8	—
Total Other Investments	500.3	8.0	498.3	8.0	494.2	7.9
Total Investments	$6,293.8	100.0%	$6,222.7	100.0%	$6,250.8	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,501.5	73.5%	$3,591.8	75.2%	$3,493.7	78.1%
BBB	929.2	19.5	839.4	17.6	733.1	16.4
BB	96.8	2.0	108.6	2.3	105.3	2.4
B	86.1	1.8	89.1	1.9	52.3	1.2
CCC	148.0	3.1	127.8	2.7	76.6	1.7
In or Near Default	5.1	0.1	16.7	0.3	14.3	0.3
Total Investments in Fixed Maturities	$4,766.7	100.0%	$4,773.4	100.0%	$4,475.3	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.9		7.4		7.2

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Jun 30, 2012		Dec 31, 2011		Dec 31, 2010
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,180.2	18.7%	$1,153.1	18.5%	$1,023.6	16.4%
Finance, Insurance and Real Estate	647.5	10.3	590.4	9.5	566.4	9.1
Transportation, Communication and Utilities	243.7	3.9	252.2	4.1	229.7	3.7
Services	245.6	3.9	233.8	3.8	186.3	3.0
Mining	96.5	1.5	89.6	1.4	52.0	0.8
Retail Trade	50.3	0.8	50.1	0.8	33.5	0.5
Wholesale Trade	46.0	0.7	41.5	0.7	36.5	0.6
Agriculture, Forestry and Fishing	17.7	0.3	17.8	0.3	17.0	0.3
Other	3.6	0.1	0.6	—	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$2,531.1	40.2%	$2,429.1	39.1%	$2,145.6	34.4%

	Jun 30, 2012
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$106.7	1.7%
Washington	89.0	1.4
Georgia	75.5	1.2
New York	66.7	1.1
Colorado	62.1	1.0
Wisconsin	50.1	0.8
Equity Securities:
iShares® iBoxx $ Investment Grade Corporate Bond Fund	98.2	1.6
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	74.8	1.2
Special Value Opportunities Fund, LLC	67.7	1.1
Goldman Sachs Vintage Fund IV, L.P.	62.0	1.0
Total	$752.8	12.1%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at June 30, 2012.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Jun 30, 2012
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$67.0	$15.6	$24.1	$106.7	7.5%	1.7%
Washington	60.5	4.5	24.0	89.0	6.2	1.4
Georgia	50.1	13.4	12.0	75.5	5.3	1.2
New York	22.6	—	44.1	66.7	4.7	1.1
Colorado	—	20.1	42.0	62.1	4.3	1.0
Wisconsin	50.1	—	—	50.1	3.5	0.8
Louisiana	31.8	5.0	11.9	48.7	3.4	0.8
Ohio	23.2	—	23.5	46.7	3.3	0.7
Pennsylvania	39.6	5.3	1.7	46.6	3.3	0.7
Florida	46.1	—	0.1	46.2	3.2	0.7
Massachusetts	21.8	—	23.5	45.3	3.2	0.7
Oregon	42.4	—	—	42.4	3.0	0.7
Connecticut	35.5	—	5.7	41.2	2.9	0.7
North Carolina	15.3	5.1	19.5	39.9	2.8	0.6
Maryland	34.6	—	3.7	38.3	2.7	0.6
Hawaii	35.9	0.4	—	36.3	2.5	0.6
Virginia	2.4	19.9	7.2	29.5	2.1	0.5
Mississippi	24.9	—	4.3	29.2	2.0	0.5
South Carolina	24.1	5.0	—	29.1	2.0	0.5
Arkansas	29.1	—	—	29.1	2.0	0.5
Indiana	—	—	27.7	27.7	1.9	0.4
Utah	12.2	3.5	11.1	26.8	1.9	0.4
New Jersey	6.2	—	19.7	25.9	1.8	0.4
Missouri	3.0	—	22.0	25.0	1.7	0.4
Nevada	23.5	1.2	—	24.7	1.7	0.4
Iowa	—	—	23.8	23.8	1.7	0.4
California	13.1	—	10.7	23.8	1.7	0.4
Minnesota	13.3	8.3	—	21.6	1.5	0.3
Delaware	14.8	—	6.4	21.2	1.5	0.3
Illinois	15.1	1.0	3.8	19.9	1.4	0.3
West Virginia	19.3	—	—	19.3	1.3	0.3
Alaska	16.2	—	2.8	19.0	1.3	0.3
Kentucky	—	1.1	15.8	16.9	1.2	0.3
Tennessee	4.5	7.8	3.3	15.6	1.1	0.2
Arizona	—	8.6	5.8	14.4	1.0	0.2
Nebraska	—	8.9	5.2	14.1	1.0	0.2
Michigan	—	—	12.8	12.8	0.9	0.2
Rhode Island	10.6	—	—	10.6	0.7	0.2
All Other States	7.7	21.2	41.0	69.9	4.9	1.1
Total (1)	$816.5	$155.9	$459.2	$1,431.6	100.0%	22.7%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Jun 30, 2012	Jun 30, 2012	Dec 31, 2011	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$74.8	$75.6	10/10/16
Special Value Opportunities Fund, LLC	Distressed Debt	—	67.7	67.8	07/13/14
Goldman Sachs Vintage Fund IV, LP	Secondary Transactions	19.3	62.0	64.2	12/31/16
Special Value Continuation Fund, LLC	Distressed Debt	—	—	22.4	-
BNY Mezzanine - Alcentra Partners III, LP	Mezzanine Debt	17.8	25.5	22.7	2021-2022
NYLIM Mezzanine Partners II, LP	Mezzanine Debt	4.1	13.5	13.5	07/31/16
BNY Mezzanine Partners, LP	Mezzanine Debt	1.3	12.2	12.9	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	0.7	10.3	13.3	01/31/16
Other Funds		8.4	17.9	13.9	Various
Total Equity Method Limited Liability Investments		51.6	283.9	306.3
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Mezzanine Partners, LP	Mezzanine Debt	2.4	22.4	20.8	01/23/18
Goldman Sachs Vintage Fund V, LP	Secondary Transactions	7.8	12.3	13.9	12/31/18
Highbridge Principal Strategies Credit Opportunities Fund, LP	Hedge Fund	—	10.5	—	None
GS Mezzanine Partners V, LP	Mezzanine Debt	15.3	8.6	8.2	12/31/21
Other		65.1	56.1	50.2	Various
Total Reported as Other Equity Interests and Reported at Fair Value		90.6	109.9	93.1
Total		$142.2	$393.8	$399.4

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non-GAAP financial measure, which is comprised of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income (loss) from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Consolidated Net Operating Income (Loss)	$(0.8)	$33.4	$24.1	$7.1	$(20.2)	$36.1	$32.6	$15.9
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	2.7	3.2	3.9	(2.7)	11.5	9.2	5.9	20.7
Net Impairment Losses Recognized in Earnings	(0.3)	(0.3)	(3.0)	(3.3)	(0.7)	(0.3)	(0.6)	(1.0)
Income (Loss) from Continuing Operations	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$37.9	$35.6

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share to Income (Loss) from Continuing Operations Per Unrestricted Share is presented below:

		Three Months Ended					Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Jun 30, 2012	Jun 30, 2011
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$(0.01)	$0.56	$0.40	$0.12	$(0.33)	$0.59	$0.54	$0.26
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains (Losses) on Sales of Investments	0.05	0.05	0.06	(0.05)	0.19	0.15	0.10	0.34
Net Impairment Losses Recognized in Earnings	(0.01)	—	(0.05)	(0.06)	(0.02)	—	(0.01)	(0.02)
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$0.63	$0.58

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.